Exhibit 99.1

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 PAGE 1 OF 2 SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE 0 0 0 0 0 0 0000695128_1 R2.09.05.010 CECO ENVIRONMENTAL CORP. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on [ ]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CECO2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on [ ]. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposals (as listed in the proxy statement): 1. CECO Stock Issuance Proposal. To APPROVE the issuance of shares of CECO’s common stock to stockholders of Thermon Group Holdings, Inc. in the first merger contemplated by the Agreement and Plan of Merger, dated as of February 23, 2026, by and among CECO, Thermon, Longhorn Merger Sub, Inc., and Longhorn Merger Sub LLC. 2. Adjournment Proposal. To APPROVE a proposal to adjourn the CECO special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the CECO stock issuance proposal at the time of the CECO special meeting. For Against Abstain NOTE: To transact such other business as may properly come before the meeting or any adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000695128_2 R2.09.05.010 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement are available at www.proxyvote.com CECO ENVIORNMENTAL CORP. Special Meeting of Stockholders [TBD], 2026 [TBD] A.M. Central Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints Todd Gleason and Alyson Gregory Richter, or either of them, as proxy, and each with full power of substitution and revocation, to represent and to vote as designated on this proxy, all of the shares of common stock that the undersigned would be entitled to vote at the Special Meeting of Stockholders to be held at [TBD] Central Time on [TBD], at www.virtualshareholdermeeting.com/CECO2026, or at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS FOR EACH OF THE PROPOSALS. If other matters are properly presented at the Special Meeting, the above named proxies will vote on such matters in their discretion. Continued and to be signed on reverse side